                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 TOOTSIE ROLL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                         TOOTSIE ROLL INDUSTRIES, INC.
               7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629

                                                                  March 28, 1996

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of your Company to be held on Monday, May 6, 1996, at 9:00 A.M., Eastern Daylight Savings Time, in Room 1200, Mutual Building, 909 East Main Street, Richmond, Virginia.

    At the meeting, you will be asked to consider and vote upon the election of five directors and a proposal to ratify the appointment of Price Waterhouse LLP as independent auditors of the Company.

    The formal Notice of the Annual Meeting of Shareholders and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please promptly mark, sign and date the enclosed proxy and return it in the enclosed envelope, whether or not you intend to be present at the Annual Meeting of Shareholders.

                                   Sincerely,

    Melvin J. Gordon          Ellen R. Gordon
CHAIRMAN OF THE BOARD AND      PRESIDENT AND
 CHIEF EXECUTIVE OFFICER      CHIEF OPERATING
                                  OFFICER

                         TOOTSIE ROLL INDUSTRIES, INC.
               7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629

       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 1996

To the Shareholders:

    Notice is hereby given that the Annual Meeting of Shareholders of TOOTSIE ROLL INDUSTRIES, INC. will be held in Room 1200, Mutual Building, 909 East Main Street, Richmond, Virginia, on Monday, May 6, 1996, at 9:00 A.M., Eastern Daylight Savings Time, for the following purposes:

    1.  To elect the full board of five directors;

    2. To consider and act upon ratification of the appointment of Price Waterhouse LLP as independent auditors for the Company for the fiscal year ending December 31, 1996; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only shareholders of record at the close of business on March 11, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The relative voting rights of the Company's Common Stock and Class B Common Stock in respect of the Annual Meeting and the matters to be acted upon at such meeting are described in the accompanying Proxy Statement.

    Your attention is directed to the accompanying Proxy, Proxy Statement and 1995 Annual Report of Tootsie Roll Industries, Inc..

                                          By Order of the Board of Directors
                                          William Touretz, Secretary

Chicago, Illinois
March 28, 1996

NOTE: PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                         TOOTSIE ROLL INDUSTRIES, INC.
                            7401 SOUTH CICERO AVENUE
                            CHICAGO, ILLINOIS 60629
                             ---------------------

                                PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 6, 1996

                            ------------------------

                            SOLICITATION OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Tootsie Roll Industries, Inc. of the accompanying proxy for the Annual Meeting of Shareholders of the Company to be held on Monday, May 6, 1996, and at any adjournments thereof. The purpose of the meeting is for the shareholders of the Company to: (1) elect five directors to terms of office expiring at the 1997 Annual Meeting of Shareholders; (2) consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending December 31, 1996; and (3) transact such other business as may properly come before the meeting and any adjournments thereof.

    Proxies in the accompanying form, properly executed and received by the Company prior to the meeting and not revoked, will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees and for ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors. The Board of Directors does not know of any other matters to be brought before the meeting; however, if other matters should properly come before the meeting it is intended that the persons named in the accompanying proxy will vote thereon at their discretion. Any shareholder may revoke his or her proxy by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by executing a later-dated proxy which is voted at the meeting or by attending the meeting and voting his or her shares in person.

    The Board of Directors has fixed the close of business on March 11, 1996 as the record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting of Shareholders to be held on May 6, 1996, and at any adjournments thereof. As of the close of business on March 11, 1996, there were outstanding and entitled to vote 15,122,150 shares of Common Stock and 7,213,950 shares of Class B Common Stock. Each share of Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes, and therefore the Common Stock will be entitled to a total of 15,122,150 votes and the Class B Common Stock will be entitled to a total of 72,139,500 votes. The Common Stock and the Class B Common Stock will vote together as a single class with respect to the election of directors and all other matters submitted to the Company's shareholders at the meeting. This Proxy Statement and the enclosed form of proxy are being mailed to shareholders of the Company on or about March 28, 1996.

    The entire cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of the Company who will not receive special compensation for such services. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Company's Common Stock and Class B Common Stock.

                               VOTING INFORMATION

    A shareholder may, with respect to the election of directors (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. A shareholder may, with respect to the proposal to ratify the appointment of Price Waterhouse LLP as the Company's independent auditors (i) vote "FOR" ratification, (ii) vote "AGAINST" ratification or (iii) "ABSTAIN" from voting on the proposal. Proxies properly executed and received by the Company prior to the meeting and not revoked, will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees and for ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors. If a proxy indicates that all or a portion of the votes represented by such proxy are not being voted with respect to a particular matter, such non-votes will not be considered present and entitled to vote on such matter, although such votes may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

    The affirmative vote of a plurality of the votes present in person or by proxy at the meeting and entitled to vote in the election of directors is required to elect directors. Thus, assuming a quorum is present, the five persons receiving the greatest number of votes will be elected to serve as directors. Withholding authority to vote for a director(s) and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If a quorum is present at the meeting, in order to ratify the appointment of Price Waterhouse LLP as the Company's independent auditors, the number of votes cast favoring the action must exceed the number of votes cast opposing the action. Accordingly, non-votes and abstentions with respect to such matter will not affect the determination of whether such matter is approved.

                             ELECTION OF DIRECTORS

    It is the intention of the persons named in the accompanying proxy to vote for the election of each of the five persons named in the table below as a director of the Company to serve until the 1997 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. All of such nominees are now directors of the Company, having been previously elected as directors by the shareholders of the Company. In the event any of the nominees, all of whom have expressed an intention to serve if elected, fail to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors. The information concerning the nominees and their shareholdings has been furnished by them to the Company.

    The following table sets forth information with respect to the five nominees for election as directors:

NAME, AGE AND OTHER POSITIONS, IF ANY,
             WITH COMPANY                 PERIOD SERVED AS DIRECTOR AND BUSINESS EXPERIENCE DURING PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------
Melvin J. Gordon, 76; Chairman of the    Director since 1952; Chairman of the Board since 1962; Director and
 Board and Chief Executive                President of HDI Investment Corp., a family investment company.
 Officer(1)(2)
Ellen R. Gordon, 64, President and       Director since 1969; President since 1978; Director and Vice- President
 Chief Operating Officer(1)(2)            of HDI Investment Corp., a family investment company; director of CPC
                                          International since 1991.
Charles W. Seibert, 81(3)                Director since 1978; retired; Vice-President of Citibank through
                                          February, 1974 and consultant to several banks since 1974.
William Touretz, 81, Secretary(1)        Director since 1974; Treasurer 1969-79; Secretary since 1978; part-time consultant to Company and subsidiaries since 1980.
Lana Jane Lewis-Brent, 49(3)             Director since 1988; President of Paul Brent Designer, Inc. since 1992
                                          (art publishing); former President of Sunshine-Jr. Stores, Inc.
                                          (convenience stores).

------------------------

(1) Member of the Executive Committee. When the Board of Directors is not in session, the Executive Committee has the powers of the Board in the management of the business and affairs of the Company, other than certain actions which under the laws of the Commonwealth of Virginia must be approved by the Board of Directors. The Executive Committee held four meetings in 1995.

(2) Melvin J. Gordon and Ellen R. Gordon are husband and wife.

(3) Member of the Audit Committee. The Audit Committee (a) annually recommends to the Board of Directors the appointment of independent public accountants for the Company and subsidiaries; (b) reviews the scope of audits; (c) approves the non-audit services of the independent public accountants for the Company and subsidiaries and their fees for audit and non-audit services; and (d) receives, reviews and takes action deemed appropriate with respect to audit reports submitted. The Audit Committee held two meetings during 1995.

    The Company does not have a nominating committee or compensation committee.

    The Board of Directors held four meetings during 1995. Mr. and Mrs. Gordon do not receive fees for their service on the Board of Directors or committees. Other directors receive an annual fee of $17,500 plus $1,250 per meeting attended for service on the Board of Directors. Each member of the Audit Committee receives $1,250 per meeting attended. Mr. Seibert, as the Chairman of the Audit Committee, receives an additional annual fee of $5,500. Additionally, William Touretz receives an annual fee of $3,000 for service on the Executive Committee. During 1995, all of the directors attended at least 75 percent of the meetings of the Board of Directors and (if they were members of the Executive Committee or Audit Committee) the Executive Committee and Audit Committee.

               OWNERSHIP OF COMMON STOCK AND CLASS B COMMON STOCK
                          BY CERTAIN BENEFICIAL OWNERS

    The following table sets forth as of March 11, 1996, information with respect to the beneficial ownership of the Company's Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of such Common Stock or Class B Common Stock. The information has been furnished to the Company by such persons or derived from filings with the Securities and Exchange Commission.

                                                 NUMBER OF SHARES OF
                                                  COMMON STOCK AND
                                                CLASS B COMMON STOCK
                                                 OWNED BENEFICIALLY
                                                    AND NATURE OF
                                                     BENEFICIAL        PERCENTAGE OF
                                                    OWNERSHIP (1)       OUTSTANDING
                                                ---------------------    SHARES OF
               NAME                              DIRECT     INDIRECT       CLASS
----------------------------------              ---------  ----------  --------------
Melvin J. Gordon..................  Common        463,122      --                 3.1%
               ...................  Class B       463,122      --                 6.4%
Ellen R. Gordon...................  Common      2,974,912    14,070(2)           19.8%
               ...................  Class B     2,974,912    14,070(2)           41.4%
Melvin J. Gordon
 and Ellen R. Gordon,
 jointly as fiduciaries...........  Common         --      1,871,632(3)           12.4%
               ...................  Class B        --      1,871,632(3)           25.9%
Leigh R. Weiner...................  Common        630,846   139,012(4)            5.1%
               ...................  Class B       785,060   170,786(4)           13.2%

------------------------

    The address of Mr. and Mrs. Gordon is c/o Tootsie Roll Industries, Inc., 7401 South Cicero Avenue, Chicago, Illinois 60629. The address of Mr. Weiner is c/o Becker Ross Stone DeStefano & Klein, 317 Madison Ave., New York, New York 10017-5372.

(1) The persons named in the above table have sole investment and voting power over the shares indicated therein as being owned directly and share investment and voting power over the shares indicated therein as being owned indirectly.

(2) Held as co-trustee of the Company's pension plan.

(3) Includes 1,665,292 shares each of Common Stock and Class B Common Stock held by Mr. and Mrs. Gordon as fiduciaries for their children and 206,340 shares each of Common Stock and Class B Common Stock owned by a charitable foundation in which members of the Gordon family are interested.

(4) Includes 27,220 shares of Common Stock and 16,676 shares of Class B Common Stock held by Mr. Weiner's wife (of which he disclaims beneficial ownership), 65,662 shares of Common Stock and 50,764 shares of Class B Common Stock held Mr. Weiner or by his wife as custodian for their children and 46,130 shares of Common Stock and 103,346 shares of Class B Common Stock held by a charitable foundation in which Mr. Weiner and members of his family are interested.

        OWNERSHIP OF COMMON STOCK AND CLASS B COMMON STOCK BY MANAGEMENT

    The following table sets forth as of March 11, 1996 information with respect to the beneficial ownership of the Company's Common Stock and Class B Common Stock by each director, by each executive officer who is named in the summary compensation table included in this proxy statement, and by all directors and executive officers of the Company as a group.

                                                   NUMBER OF SHARES
                                                   OF COMMON STOCK
                                                     AND CLASS B
                                                     COMMON STOCK
                                                        OWNED
                                                   BENEFICIALLY AND
                                                      NATURE OF
                                                      BENEFICIAL     PERCENTAGE OF
                                                    OWNERSHIP (1)     OUTSTANDING
                                                   ----------------    SHARES OF
                   NAME                            DIRECT  INDIRECT      CLASS
------------------------------------------         ------  --------  --------------
Melvin J. Gordon.......................... Common      (2)       (2)            (2)
               ........................... Class B     (2)       (2)            (2)
Ellen R. Gordon........................... Common      (2)       (2)            (2)
               ........................... Class B     (2)       (2)            (2)
Charles W. Seibert........................ Common     474     --                (3)
               ........................... Class B    474     --                (3)
William Touretz........................... Common    --       --                (3)
               ........................... Class B    949     3,016             (3)
Lana Jane Lewis-Brent..................... Common   1,570     5,080             (3)
               ........................... Class B   --       --                (3)
John W. Newlin, Jr........................ Common   4,288       532             (3)
               ........................... Class B  4,288       532             (3)
Thomas E. Corr............................ Common    --       --                (3)
               ........................... Class B   --       --                (3)
G. Howard Ember Jr........................ Common    --       --                (3)
               ........................... Class B   --       --                (3)
All directors and executive officers as a
 group (9 persons)........................ Common  3,444,366 1,891,314         35.3%
               ........................... Class B 3,443,745 1,889,250         73.9%

------------------------

(1) The persons named in the above table have sole investment and voting power over the shares indicated therein as being owned directly and share investment and voting power over the shares indicated therein as being owned indirectly.

(2) See the table under the caption "Ownership of Common Stock and Class B Common Stock by Certain Beneficial Owners" above for shareholdings of Mr. and Mrs. Gordon.

(3) Less than 1% of the outstanding shares.

              SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock or Class B Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and New York Stock Exchange. Such persons are also required to furnish the Company with copies of all such reports.

    Based solely on its review of the copies of such reports received by the Company, and written representations from certain reporting persons, the Company is pleased to note that its directors, executive officers and greater than ten percent shareholders filed all required reports during or with respect to fiscal year 1995.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following summary compensation table sets forth the compensation for the last three calendar years of the Chairman and Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company serving at the end of 1995.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                ---------------------------------
                                                                         AWARDS
                                 ANNUAL COMPENSATION            ------------------------  PAYOUTS
                        --------------------------------------  RESTRICTED                -------
  NAME AND PRINCIPAL                              OTHER ANNUAL    STOCK                    LTIP         ALL OTHER
       POSITION         YEAR   SALARY    BONUS    COMPENSATION    AWARDS    OPTIONS/SARS  PAYOUTS  COMPENSATION(1)(2)(3)
----------------------  ----  --------  --------  ------------  ----------  ------------  -------  -------------------
Melvin J. Gordon        1995  $730,000  $480,000  $     0       $     0          0        $   0           $ 541,806
Chairman and CEO        1994   670,000   415,000        0             0          0            0             562,244
                        1993   610,000   360,000        0             0          0            0             394,281
Ellen R. Gordon         1995  $665,000  $475,000  $     0       $     0          0        $   0           $ 522,446
President and Chief     1994   605,000   410,000        0             0          0            0             542,884
 Operating Officer      1993   545,000   355,000        0             0          0            0             374,921
John W. Newlin, Jr.     1995  $394,000  $161,000  $     0       $     0          0        $   0           $ 165,428
Vice President/         1994   358,000   140,000        0             0          0            0             149,743
 Manufacturing          1993   327,000   120,000        0             0          0            0             122,044
Thomas E. Corr          1995  $336,000  $180,000  $     0       $     0          0        $   0           $ 147,320
Vice President/         1994   305,000   146,000        0             0          0            0             126,050
 Marketing and Sales    1993   277,000   122,000        0             0          0            0             108,972
G. Howard Ember Jr.     1995  $227,000  $119,000  $     0       $     0          0        $   0           $  97,109
Vice President/         1994   206,000    92,000        0             0          0            0              82,082
 Finance                1993   187,000    70,000        0             0          0            0              68,342

------------------------------

(1) "All Other Compensation" includes (i) contributions to the Company's pension, profit-sharing and excess benefit plans, (ii) annual awards to the Company's Career Achievement Plan ("CAP") in the form of deferred compensation with vesting and forfeiture provisions and (iii) benefits under the Company's split dollar life insurance plan (see note 3 below).

(2) For 1995, (i) contributions to the Company's pension, profit-sharing and excess benefit plans, (ii) CAP awards and (iii) split dollar life insurance benifits were, respectively, as follows: $156,238, $0 and $385,568 for Melvin J. Gordon; $136,878, $0 and $385,568 for Ellen R. Gordon; $65,532, $88,000 and $11,896 for John W. Newlin, Jr.; $59,046, $82,000, and $6,274
    for Thomas E. Corr; and $37,932, $55,000 and $4,177 for G. Howard Ember Jr.

(3) In 1993, the Board of Directors approved a split dollar life insurance plan for Melvin J. Gordon and Ellen R. Gordon that replaced benefits that were already earned under the Company's CAP and previous split dollar insurance programs pursuant to which Mr. and Mrs. Gordon received awards during the years 1982 through 1992. Although the Company will fully recover all premiums paid for the split dollar life insurance after approximately 15 years, the plan includes a compensation element for the additional benefits attributable to the Company's cost for advancing the premium payments. The compensation element represents the total expected cost of the benefits provided allocable to the service provided by Melvin J. Gordon and Ellen R. Gordon during the year.

                        REPORT ON EXECUTIVE COMPENSATION

    The entire Board of Directors is responsible for determining the compensation structure and amounts for the executive officers of the Company. This report describes the policies and rationale for the Board in establishing the principal components of compensation for the executive officers during 1995.

EXECUTIVE COMPENSATION POLICY

    The Company's compensation program is designed to encourage and reward both individual effort and teamwork leading to improvement in the Company's financial performance and attainment of the Company's principal long-term objective of profitably building the Company's well-known brands. The Company's executive officer compensation program is balanced between short-term and long-term compensation and incentives. The program is comprised of base salary, annual cash incentive bonuses, annual awards to the Company's Career Achievement Plan ("CAP"), split-dollar insurance plans, and pension, profit-sharing and excess benefit plans generally available to employees of the Company. The Board of Directors believes that this program will lead to increased shareholder value on a long-term basis.

BASE SALARY
    The Board of Directors annually reviews each executive officer's salary. The Board considers the following with respect to the determination of an individual executive officer's base salary:

        - Performance and contribution to the Company, including length of service in the position;

        - Comparative compensation levels  of other companies,  including
          periodic   compensation   studies   performed   by  independent
          compensation and benefit consultants;

        - Overall competitive environment for executives and the level of
          compensation  considered  necessary   to  attract  and   retain
          executive talent; and

        - Historical compensation and performance levels for the Company.

    Companies used in comparative analyses for the purpose of determining each executive officer's salary are selected periodically with the assistance of professional compensation consultants. Selection of such companies is based on a variety of factors, including market capitalization and industry classification. The companies used in these comparative analyses include some of the companies in the Peer Group used in the Performance Graph, as well as other companies. The Board of Directors believes that the Company's primary competitors for executive talent are companies with a similar market capitalization and, accordingly, relies on a broad array of companies in various industries for comparative analyses.

ANNUAL INCENTIVES AND OTHER AWARDS
    Annual incentive bonuses and CAP and split-dollar insurance awards are made at the discretion of the Board of Directors to executive corporate officers in order to recognize and reward each individual executive officer's contribution to the Company's overall performance in terms of both financial results and attainment of individual and Company goals.

    The annual cash incentive bonus is designed to reward executives, as well as other management personnel, for their contributions to the Company's financial performance during the recently completed year.

    The annual CAP award and split dollar life insurance program is principally designed to provide an incentive to executive corporate officers to achieve both short-term and long-term financial and other goals, including strategic objectives. These programs are also designed to provide an incentive for the executive to remain with the Company on a long-term basis. These awards are determined by the Board of Directors based on the performance of the Company and the executive's contribution to the growth and success of the Company.

    The Board of Directors considers both achievement of strategic objectives and financial performance measures in determining compensation levels. Although the Board of Directors does not use a fixed formula for determining annual incentive and other awards, the following measures of Company performance were considered in the determination of 1995 bonuses and awards:

        - Earnings per share;

        - Increase in sales of core brands and total sales;

        - Return on assets;

        - Return on equity; and

        - Net earnings as a percentage of sales.

    The   awards  for  1995  recognize   the  Company's  achievement  of  record
profitability for the year and the high level of achievement on other measures of financial performance.

RATIONALE OF CEO COMPENSATION
    The Board of Directors established the compensation of Melvin J. Gordon, Chairman of the Board of Directors and Chief Executive Officer, using the same criteria that were used to determine the other executive officers' compensation as discussed above. In addition, the Board considered Mr. Gordon's leadership of the Company in achieving the Company's strategic and long-term objectives. A substantial portion of his compensation was at risk, in the form of annual cash incentive bonus. It is the Board's opinion that Mr. Gordon's compensation package was based on an appropriate assessment of the Company's performance, his individual performance and competitive standards.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION
    The  Internal  Revenue  Code  limits  the  tax  deductibility  of  executive compensation in certain circumstances. In the event a portion of executive compensation were not tax deductible, the Board of Directors may require the executive to defer the non-deductible portion of compensation until such time the compensation may be deductible by the Company. Mr. and Mrs. Gordon elected to defer a portion of their 1994 and 1995 bonus so that all of their 1994 and 1995 salary and bonus compensation may be deducted by the Company.

    The foregoing report has been approved by the Board of Directors, the members of which are:

                                Melvin J. Gordon
                                Ellen R. Gordon
                               Charles W. Seibert
                                William Touretz
                             Lana Jane Lewis-Brent

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As indicated above under "Report on Executive Compensation," the Board of Directors of the Company is responsible for determining the compensation of the executive officers of the Company. Mr. Gordon is the Chairman of the Board and Chief Executive Officer of the Company, Mrs. Gordon is President and Chief Operating Officer of the Company, and Mr. Touretz is the Secretary of the Company. As described above under "Election of Directors," Mr. and Mrs. Gordon each serves as a director and executive officer of HDI Investment Corp. ("HDI"), a family investment company. The board of directors of HDI is responsible for determining the compensation of the executive officers of HDI, two of whose executive officers (Mr. and Mrs. Gordon) serve on the Board of Directors of the Company.

                               PERFORMANCE GRAPH

    The following performance graph compares the Company's cumulative total shareholder return on the Company's Common Stock for a five-year period (December 31, 1990 to December 31, 1995) with the cumulative total return of Standard & Poor's 500 Stock Index ("S&P 500") and the Dow Jones Industry Food Index ("Peer Group", which includes the Company).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                1990       1991       1992       1993       1994       1995
Tootsie Roll     100.00     186.28     203.46     192.91     173.27     231.54
S&P 500          100.00     130.47     140.41     154.56     156.60     215.45
Peer Group       100.00     141.96     141.25     133.74     141.08     175.95

------------------------
* Assumes (i) $100 invested on December 31, 1990 in each of the Company's Common Stock, S&P 500 and the Dow Jones Industry Food Index and (ii) the reinvestment of dividends.

                       RATIFICATION OF THE APPOINTMENT OF
                  PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS

    The Board of Directors has appointed Price Waterhouse LLP, independent public accountants, as the independent auditors for the Company for the fiscal year ending December 31, 1996. Price Waterhouse LLP has been the Company's independent auditors since 1968. Although not required by the Company's articles of incorporation or bylaws, the Board of Directors deems it to be in the best interest of the Company to submit to the shareholders a proposal to ratify the appointment of Price Waterhouse LLP and recommends a vote in favor of such ratification. It is not expected that representatives of Price Waterhouse LLP will attend the Annual Meeting.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

    In order to be considered for inclusion in the Company's proxy materials for the 1997 Annual Meeting of Shareholders, any shareholder proposals should be addressed to Tootsie Roll Industries, Inc., 7401 South Cicero Avenue, Chicago, Illinois 60629, Attention: Ellen R. Gordon, President, and must be received no later than December 1, 1996.

                                    GENERAL

    The Board of Directors does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters should be properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon in accordance with their best judgment pursuant to the discretionary authority granted in the proxy.

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995 is being mailed herewith.

    A COPY OF THE COMPANY'S 1995 ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO TOOTSIE ROLL INDUSTRIES, INC., 7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629, ATTENTION: G. HOWARD EMBER JR., VICE PRESIDENT/FINANCE. A REASONABLE CHARGE WILL BE MADE FOR REQUESTED EXHIBITS.

                                          By Order of the Board of Directors
                                          William Touretz
                                          SECRETARY
Chicago, Illinois
March 28, 1996

                                                                          PROXY

                          TOOTSIE ROLL INDUSTRIES, INC.

                   ANNUAL MEETING OF SHAREHOLDERS--MAY 6, 1996

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS



     The undersigned shareholder of TOOTSIE ROLL INDUSTRIES, INC. (the "Company") hereby appoints ELLEN R. GORDON, WILLIAM TOURETZ, MICHAEL L. SOFFIN and AUGUSTUS C. EPPS, JR., and each of them, as the undersigned's proxies (with the power of substitution) to vote all the shares of Common Stock and/or Class B Common Stock of the Company which the undersigned would be entitled to vote at the annual meeting of shareholders of such Company to be held on May 6, 1996 at 9:00 A.M. (EDST) and any adjournment thereof, on the matters set forth on the reverse side hereof.

     This Proxy will be voted in accordance with instructions specified on the reverse side, but in the absence of any instructions will be voted "FOR" Items
(1), (2) and (3). If any other business is presented at the meeting, the proxies are authorized to vote thereon in their discretion. The undersigned hereby revokes any proxy heretofore given.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

          PLEASE DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.
                         A RETURN ENVELOPE IS ENCLOSED.

The Board of Directors recommends a vote FOR the Board of Directors' nominees and FOR the Proposals listed below.

PROXY  /X/
Please Mark your votes as this example

(1)--Election of Directors: Melvin J. Gordon, Ellen R. Gordon, Lana Jane Lewis-Brent, Charles W. Siebert, William Touretz.

FOR all nominees listed above (except as marked to the contrary above)

WITHHOLD AUTHORITY to vote for all nominees listed above

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)


(2)--Proposal to ratify the appointment of Price Waterhouse LLP as auditors for the fiscal year 1996.

FOR
AGAINST
ABSTAIN


(3)--In their discretion in the transaction of any other business that may properly come before such meeting.

FOR
AGAINST
ABSTAIN


The undersigned hereby revokes any proxy heretofore given. This proxy will be voted in accordance with instructions specified above, but in the absence of any instructions will be voted "FOR" Items (1), (2) and (3). If any other business is presented at the meeting, the proxies are authorized to vote thereon in their discretion.

SIGNATURE:_____________________________________________________________________

SIGNATURE:_____________________________________________________________________

DATE:__________________________________________________________________________
                           Signature(s) of Shareholder
           PLEASE MARK YOUR CHOICE LIKE THIS / / IN BLUE OR BLACK INK

Please date and sign exactly as name appears hereon. Executors, administrators, Trustees, etc. should so indicate when signing. If shares are held jointly, both shareholders should sign.